July 23, 2015 | Myers Industries, Inc. Second Quarter 2015 Earnings Presentation Exhibit 99.2

Statements in this presentation concerning the Company’s goals, strategies, and expectations for business and financial results may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995
and are based on current indicators and expectations.  Whenever you read a statement that is not simply a statement of historical fact (such as when we describe what we "believe," "expect," or "anticipate" will occur, and other similar statements), you must remember that our expectations may not be correct, even though we believe they are reasonable.  We do not guarantee that the transactions and events described will happen as described (or that they will happen at all).  You should review this presentation with the understanding that actual future results may be materially different from what we expect.  Many of the factors that will determine these results are beyond our ability to control or predict.  You are cautioned not to put undue reliance on any forward-looking statement.  We do not intend, and undertake no obligation, to update these forward-looking statements.  These statements involve a number of risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the applicable statements.  Such risks include:
(1) Changes in the markets for the Company’s business segments
(2) Changes in trends and demands in the markets in which the Company competes
(3) Unanticipated downturn in business relationships with customers or their purchases
(4) Competitive pressures on sales and pricing
(5) Raw material availability, increases in raw material costs, or other production costs
(6) Harsh weather conditions
(7) Future economic and financial conditions in the United States and around the world
(8) Inability of the Company to meet future capital requirements
(9) Claims, litigation and regulatory actions against the Company
(10) Changes in laws and regulations affecting the Company
(11) The Company’s ability to execute the components of its Strategic Business Evolution process
Myers Industries, Inc. encourages investors to learn more about these risk factors. A detailed explanation of these factors is available in the Company’s publicly filed quarterly and annual reports, which can be found online at
www.myersind.com and at the SEC.gov web site.
Safe Harbor Statement

Second Quarter 2015 Financial Summary

•
Net sales increased due to the Scepter
acquisition and new product sales, but
were partially offset by decreased
sales in the Material Handling
Segment’s agricultural,  industrial,
recreational vehicle and marine end
markets
•
Gross profit margin increased due to
the contribution from Scepter, pricing
actions, new product sales and
ongoing cost reduction activities
•
SG&A decreased due to the reversal of
a litigation reserve, lower salaries and
other employee related expenses and
lower variable selling expenses,
including freight, all of which more
than offset the incremental SG&A
expense from Scepter
Note: All figures except ratios and percents are $Millions
Continuing Operations
Q2
Q2
%
Highlights
2015
2014
Change
Net sales
$164.3
$152.8
7.6%
Gross profit margin
30.8%
27.8%
SG&A
$30.8
$31.2
(1.3)%
Income from continuing
ops - adjusted
¹
$9.9
$7.2
38.8%
Effective tax rate
36.8%
34.2%
Income per diluted share
from continuing ops -
adjusted
¹
$0.32
$0.22
45.5%
1
See Reconciliation of Non-GAAP measures on slide 9

First Half 2015 Financial Summary

Notes: All figures are $Millions
Continuing Operations
Six Months Ended
Six Months Ended
Cash
June 30,
June 30,
Highlights
2015
2014
Cash used for continuing
operations
($3.0)
($6.8)
Capital expenditures
$9.4
$7.0
Free cash flow
($12.4)
($13.8)
Dividends
$8.4
$7.5
Balance Sheet
June 30,
December 31,
Highlights
2015
2014
Long-term debt
$201.4
$236.4
Debt - net of cash
$197.5
$231.8
Free
cash
flow
=
cash
flow
from
operations
–
capital
expenditures

•
Incremental sales of $28.6 million from
Scepter and new product sales were
partially offset by sales declines in the
agriculture, industrial, recreational
vehicle and marine end markets as
compared to Q2 2014, which resulted
from weaker demand and a tough
industrial economy
•
Adjusted income before taxes (IBT)
increased versus Q2 2014 due to the
contribution from Scepter, pricing
actions, reductions in labor and
overhead costs and decreased selling,
general and administrative expenses
Second Quarter Results –
Material Handling

$ Millions
See Reconciliation of Non-GAAP measures on slide 9
$115.8
$103.0
$95
$100
$105
$110
$115
$120
Q2 2015
Q2 2014
Net Sales
$18.2
$12.2
$0
$5
$10
$15
$20
Q2 2015
Q2 2014
IBT -
Adjusted

$49.8
$40
$42
$44
$46
$48
$50
$52
Q2 2015
Q2 2014
Net Sales
$5.4
$0
$1
$2
$3
$4
$5
$6
Q2 2015
Q2 2014
IBT -
Adjusted
•
The decrease in Distribution sales
as compared to Q2 of last year was
the result of decreased demand for
some of the segment’s tire repair
and retread products due to soft
market conditions
•
The lower sales volume and a shift
in product mix led to the decline in
adjusted income before taxes year-
over-year
Second Quarter Results –
Distribution
$ Millions
See Reconciliation of Non-GAAP measures on slide 9

$4.5
$48.6

Outlook/Guidance
•
Challenging market conditions in Material Handling expected to continue  in 2015
•
Decreased corn production and low crop prices are expected to continue to decrease demand for agricultural storage containers, but seeing signs that order activity may increase in second half
•
Shift of orders from Q3 into Q2 will add to anticipated decline in sales of agricultural storage containers in Q3 2015
•
Softer demand in industrial, recreational vehicle and marine end markets expected to continue for the near-term
•
Third  quarter and full year 2015 results should benefit from re-introduction of legacy products which began in the third quarter of 2015
•
Additional legacy product re-introductions have been identified and will be introduced early in 2016
•
Capital expenditures for continuing operations in 2015 are expected to be approximately $30 million
•
Approximately 70% of Capital Expenditures will be used for growth and productivity projects
•
Anticipate effective tax rate for full year 2015 will be approximately 32.5%
•
A result of shift to more international earnings with a full year of Scepter in our results
•
Capital Allocation in near-term focused on investment in capital for growth and paying down debt to reduce leverage; long-term focus remains balanced:
•
Organic growth investments in new products, process improvements and market development
•
Growth through acquisitions in both core and adjacent markets
•
Returning capital to stakeholders through debt reduction, dividends and share repurchases

Appendix 7

Reconciliation of Non-GAAP Measures

MYERS INDUSTRIES, INC.
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
INCOME (LOSS) BEFORE INCOME TAXES BY SEGMENT (UNAUDITED)
(Dollars in millions, except per share data)
Quarter Ended June 30,
Six Months Ended June 30,
Income from continuing operations before income
taxes as reported
$
20.8
11.5
34.3
24.3
Litigation reserve reversal
(3.0)
—
(3.0)
—
Restructuring expenses and other adjustments
0.4
0.7
0.5
0.7
Income from continuing operations before income
taxes as adjusted
18.2
12.2
31.8
25.0
Income from continuing operations before income
taxes as reported
4.5
5.1
8.0
8.6
Restructuring expenses and other adjustments
—
0.3
0.1
0.8
Income from continuing operations before income
taxes as adjusted
4.5
5.4
8.1
9.4
(Loss) before income taxes as reported
(8.1)
(7.0)
(21.0)
(16.0)
Transaction costs
—
0.6
—
0.6
Professional and legal fees
—
—
1.8
—
Corporate and interest expense as adjusted
(8.1)
(6.4)
(19.2)
(15.4)
Income from continuing operations before income
taxes as reported
17.3
9.6
21.3
16.9
Litigation reserve reversal
(3.0)
—
(3.0)
—
Restructuring expenses and other adjustments
0.4
1.6
2.4
2.1
Income from continuing operations before income
taxes as adjusted
14.7
11.2
20.7
19.0
Income taxes*
(4.8)
4.0
(6.7)
6.8
Income from continuing operations as adjusted
$
9.9
7.2
14.0
12.2
Adjusted earnings per diluted share from continuing
operations
$
0.32
0.22
0.45
0.36
*Income taxes calculated using the normalized effective tax rate for each year.
Note
on
Reconciliation
of
Income
and
Earnings
Data:
Income
(loss)
excluding
the
items
mentioned
above
in
the
text
of
this
release
and
in
this
reconciliation
chart
is
a
non-GAAP
financial
measure
that
Myers
Industries,
Inc.
calculates
according
to
the
schedule
above,
using
GAAP
amounts
from
the
unaudited
Consolidated
Financial
Statements.
The
Company
believes
that
the
excluded
items
are
not
primarily
related
to
core
operational
activities.
The
Company
believes
that
income
(loss)
excluding
items
that
are
not
primarily
related
to
core
operating
activities
is
generally
viewed
as
providing
useful
information
regarding
a
company's
operating
profitability.
Management
uses
income
(loss)
excluding
these
items
as
well
as
other
financial
measures
in
connection
with
its
decision-making
activities.
Income
(loss)
excluding
these
items
should
not
be
considered
in
isolation
or
as
a
substitute
for
net
income
(loss),
income
(loss)
before
taxes
or
other
consolidated
income
data
prepared
in
accordance
with
GAAP.
The
Company's
method
for
calculating
income
(loss)
excluding
these
items
may
not
be
comparable
to
methods
used
by
other
companies.
2015
2014
2015
2014
$
$
$
$
$
$
$
$
$
Material
Handling
Distribution
Corporate
and
interest
expense
Continuing
Operations

Market Indicators
•
Orders grew an average of 9% in Q1 2015; shipments grew an average of 1% during the same period
Material Handling
Source: Material Handling Industry (MHI)

(40.0)
(30.0)
(20.0)
(10.0)
0.0
10.0
20.0
30.0
40.0
50.0
60.0
2008
2009
2010
2011
2012
2013
2014
2015
Annual Rate of Change
Shipments %
Orders %
Material Handling Index

Market Indicators
•
The Outdoor Power Equipment Institute (OPEI) estimates that total outdoor power equipment shipments will increase by 3.6% in 2015.

Material Handling
Source:
OPEI
U.S.
Econometric
Forecast
–
December
2014
2009
2010
2011
2012
2013
2014
2015
2016
Consumer Products
6,223,328

6,588,176

5,875,396

6,191,291

6,379,735

5,897,982

6,221,402

6,553,717

Percent Change
-10.6
5.9
-10.8
5.4
3.0
-7.6
5.5
5.3
Commercial Products
131,050

180,226

183,609

182,817

221,200

224,227

238,675

253,264

Percent Change
-34.4
37.5
1.9
-0.4
21.0
1.4
6.4
6.1
Handheld Products
10,558,563

10,825,352
10,365,472
10,921,443
10,909,630
11,149,771
11,430,870
11,679,547
Percent Change
-7.9
2.5
-4.2
5.4
-0.1
2.2
2.5
2.2
Total
16,912,941

17,593,754
16,424,477
17,295,551
17,510,565
17,271,980
17,890,947
18,486,528
-9.1
4.0
-6.6
5.3
1.2
-1.4
3.6
3.3
ACTUAL
FORECAST

Market Indicators
•
Recreational vehicle shipments are forecasted to decline in 2015 vs.
2014 by almost 6%

Material Handling
Source: RVIA Release
0.0
50.0
100.0
200.0
250.0
300.0
350.0
400.0
450.0
150.0
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
12.4
10.6
5.8
(40)
(30)
(20)
(10)
0
10

RV Shipments
RV Unit Shipments (000)
% Change from P/Y

Market Indicators
•
The Rubber Manufacturers Association (RMA) projects a slight decrease in replacement tire shipments in 2015 (-0.4%); YTD shipments are down 2%
13
Distribution
Source: JP Morgan, RMA
-8.00%
-6.00%
-4.00%
-2.00%
0.00%
2.00%
4.00%
6.00%
8.00%
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015F
2016F
Key Indicators for the Tire Market
Miles Driven (B)
Repl Tire Shipments
Gasoline Sales (Gal/B)

MYERS INDUSTRIES, INC.

TIRE and TUBE
MOUNTING
COMPOUND
RUST INHIBITOR ADDED
FOR MOUNTING
TUBELESS TIRES OR
SYNTHETIC TUBES